                                                                   EXHIBIT 10.23

                              AGREEMENT OF LEASE
                              ------------------

                                    BETWEEN
                                    -------

                                FMOB ASSOCIATES
                                ---------------

                                      AND
                                      ---

                                   N2K, INC
                                   --------

                                      FOR
                                      ---

                             950 WEST VALLEY ROAD
                             --------------------
                                  SUITE 3104
                                  ----------
                                WAYNE, PA 19087
                                ---------------

                          WEST VALLEY BUSINESS CENTER
                              WAYNE, PENNSYLVANIA

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT, made as of ____, 1998, by and between FMOB ASSOCIATES, a Pennsylvania limited partnership, (hereinafter called "Landlord"), and N2K, Inc., a Delaware corporation (hereinafter called "Tenant").

                                  WITNESSETH:
                                  -----------

     1.   DEMISED PREMISES.  Landlord, subject to the terms and conditions
          ----------------
hereof, hereby leases to Tenant and Tenant hereby leases from Landlord the Demised Premises to be used by Tenant for the Permitted use and for no other purpose. The Demised Premises is located within the building known as 950 West Valley Road ("Building"), being one of the buildings located in the West Valley Business Center, as more particularly set forth in Exhibit "C" attached hereto (the "Complex"), which is in the legal form of a condominium known as the West Valley Business Center Condominium (the "Condominium"). The Complex and Condominium, together with the common areas therein, and the land on which the aforementioned are situated, are sometimes collectively referred to herein as the "Property".

     2.   COMPLETION BY LANDLORD.
          ----------------------

          a. Tenant agrees to lease the Demised Premises in its "as-is" condition, without the need of any alteration, repair or restoration by Landlord; unless there is any Landlord's work stated on the Term Sheet (hereinafter, the "Landlord's Work"), in which event Landlord shall perform each work prior to the Commencement of this Lease. Landlord shall provide Tenant with notice of Landlord's substantial completion of Landlord's Work. The Demised Premises shall not be deemed incomplete or unavailable for Tenant's possession or occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be completed. Except as hereinafter provided, the Commencement Date of this Lease shall be five (5) days after landlord's providing of such notice.

          b. Landlord's work shall be substantially completed to allow occupancy within ninety (90) days from the date this Lease is fully executed. If Landlord fails to provide possession within ninety (90) days, as described above, Tenant may terminate this Lease Agreement. If Landlord shall be unable to give possession of the Demised Premises on the Commencement Date by reason of any changes to Landlord's Work requested by Tenant, Landlord shall not be subject to any liability for the failure to give possession on said date. Instead, Landlord shall use reasonable efforts to provide possession of the Demised Premises as soon as possible after the Commencement Date and shall provide Tenant with written notice of the date on which the Demised Premises shall be available for occupancy by Tenant, in which case the commencement Date shall be five (5) days after Landlord's providing such notice. No such failure to give possession on the Commencement date shall in any other respect affect the validity of this Lease or the obligation of Tenant hereunder. If Landlord is unable to give possession of the Demised Premises on the Commencement Date by reason of alterations being done by Tenant or Tenant's contractor or by any other delay caused by Tenant, Landlord shall not be subject to any liability for the failure to give possession on said date and there shall be no suspension or probation of Base Rent or additional rent resulting therefrom. In such event, the Commencement Date shall be as stated on the Term Sheet.

          c. By taking possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises as being in good sanitary order, conditions and repair, Tenant shall, at Tenant's sole cost and expense, keep the Demised Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof (unless agreed upon in writing by Landlord) and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Demised Premises or the Building except as specifically herein set forth in writing.

     3.   TERM.  Tenant shall use and occupy the Demised Premises for the
          ----
Initial Term which shall begin on the Commencement Date and shall, subject to any Renewal Options as provided for on the Term Sheet and any earlier termination as provided for in this Lease, end on the Expiration Date.

     4.   BASE RENT.  Tenant shall pay the Base Rent for the Demised Premises in
          ---------
equal monthly installments, without notice or demand and in advance. The first installment shall be payable simultaneously with the execution of this lease by Landlord and Tenant and the remaining installments shall be payable in advance of the first day of each and every calendar month during the Term hereof. If the Term of this Lease begins on a date other than on the first day of a month, Base Rent and additional rent (as hereinafter defined) from such date until the first day of the following month shall be pro-rated at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day payable in advance. Tenant shall pay said Base Rent and additional rent to Landlord, at the office of Landlord indicated on the Term Sheet, or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant, without notice or demand and without abatement, deduction, set-off or counterclaim (all of which rights Tenant hereby expressly waives). If Landlord shall at any time or times accept said rent after it shall become due and payable, such acceptance shall be treated as a payment on account of sums then due, and shall not excuse delay upon subsequent occasions, or constitute, or be construed as a waiver of any or all of Landlord's rights hereunder.

     5.   ADDITIONAL RENT.
          ---------------

          a.   DEFINITIONS:  OPERATION AND MAINTENANCE COSTS
               ---------------------------------------------
               ("OMC"); AND ELECTRIC CHARGES.
               -----------------------------

     In this Lease, the following terms shall have the meanings hereinafter provided:

               (i) "Operation and Maintenance Costs" ("OMC") shall mean all sums paid or incurred in connection with the operation and maintenance of the Complex and Property as deemed by Landlord to be reasonable, appropriate and in the best of interests of the Complex and Property, including, without limitation, sums incurred for the following terms: (1) charges or fees for, and taxes on, the furnishing to the Property of water and sewer service, electric energy (excluding the supply of electric energy included in Tenant's Electric Charge) and, if the Building systems should be converted to receive the same, steam or fuel and other utility services; (2) charges or fees for maintenance of the Property, janitorial service, trash removal, policing, cleaning, restriping, resurfacing, maintaining and repairing all walkways, roadways, parking areas forming part of the Property, maintaining all landscaped areas of the Property;
(3) charges or fees for any necessary governmental permits; (4) wages, salaries and benefits of employees of Landlord or any management company engaged by Landlord in connection with the Property, management fees, overhead and expenses
(5) the cost of premiums for hazard, rent, liability, workmen's compensation and other insurance upon the Property or portions thereof, (6) costs arising under service contracts with independent contractors; (7) professional and consulting fees including, without limit, legal and auditing fees; (8) repairs, replacements and improvements to the Property which are appropriate for the continued operation as a first-class office Complex; (9) all "Taxes" (as defined in subsection (ii) below); (10) assessments imposed against the Property by the Condominium Association of the Condominium of which the Property is a part for common expenses and other lawful purposes in connection with the operation, maintenance, repair or replacement of the common elements of such Condominium;
(11) the cost of all other items which, under standard accounting practices, constitute operating or maintenance costs which are attributable to the Complex or any portion thereof; and (12) the depreciation taken in any calendar year on capital purchases which are made with the intention of lowering the operating costs of the Building, Complex or Property, in order to increase the value off the Building, Complex or Property, or to keep the Building, Complex and the Property in compliance with all laws and governmental rule and regulations applicable from time to time thereto. The costs of capital equipment or capital expenditures shall be included in OMC for the calendar year in which the costs shall have been incurred and subsequent calendar years, on a straight line basis, to the extent that such items are amortized or reductions in annual OMC are expected to equal Landlord's costs for such capital equipment or capital expenditure, with an interest factor equal to the prime rate at the time of Landlord's having incurred said costs. If Landlord shall have leased any such items of capital equipment designed to result in savings of reductions in annual OMC, then the rental and other costs paid pursuant to such leasing shall be included in annual OMC for the calendar year in which they shall have been incurred. The operating and maintenance costs of the Complex and Property shall not include leasing commissions or payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Complex or Property. If all or any of the items defined above as constituting the OMC are charged or assessed not specifically on the Building but on the entirety of Landlord's interest in the Complex, Landlord shall reasonably allocate such items among the entirety of Landlord's interest in such Complex.

               (ii) "Taxes" (or "Tax") shall mean all real property taxes and personal property taxes (without discounts), charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the Term and any extensions thereof with respect to the Complex and Property and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or around the Complex and Property and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes together with the reasonable costs and expenses (including attorneys' fees, expenses and court costs) of contesting by appropriate proceedings the amount or validity of any of the aforementioned taxes or assessments. In addition, Taxes shall include, without limitation, any capital levy or other tax on this Lease or the value thereof or on the gross rents or gross receipts with respect to the Property, or a federal, state, county, municipal or other local income, franchise, business privilege, profit, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts. If at any time during the Term the present system of taxation of property shall be changed or supplemented so that in lieu of or in addition to the tax on property there shall be assessed on Landlord or the Property any tax of any nature which is imposed in whole or in part, in substitution for or in lieu of any tax which would otherwise constitute a Tax, such shall be deemed to be included within the term Taxes, but only to the extent that the same would be payable if the Property were the only property of Landlord. If all or any of the Taxes defined above are levied not specifically on the Building but on the entirety of Landlord's interest in the Complex and/or Property of which the Building is a part, Landlord shall reasonably allocate such levy among the entirety of Landlord's interest in such Complex and/or Property.

               (iii) "Tenant's OMC" means the OMC for a calendar year included within the Term or any portion thereof and any extension thereof less the Expense Stop, multiplied by Tenant's Proportionate share set forth on the Term Sheet.

               (iv)    the "Expense Stop" is specified on the Term Sheet.

               (v) "Tenant's Electric Charge" means all charges shown on separate meters installed to measure the electricity used at the Demised Premises for each calendar year.

          b.   TENANT'S OMC., AND TENANT'S ELECTRIC CHARGE. During each calendar
               -------------------------------------------
year or portion thereof included in the Term and any extension thereof, Tenant shall pay Landlord as additional rent, Tenant's OMC (and for all Demised Premises located in Phase I of the Complex, Tenant's Electric Charge), as follows:

               (i)       PROCEDURES.
                         ----------

                    (A)    Tenant's OMC.  During April of each calendar year, or
                           ------------
as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of the amounts of Tenant's OMC payable for the ensuing calendar year. On or before the first day of each month during each calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the amounts estimated as aforesaid, provided that if such notice is not given in April, Tenant shall continue to pay Tenant's OMC on a monthly basis as provided hereunder, on the basis of one hundred five percent (105%) of the then applicable sums of Tenant's OMC until the month after such notice is given. If at any time or times it appears to Landlord that the sums payable hereunder for the current calendar year will vary from its estimate by more than five percent (5%), Landlord shall, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. If less than a full twelve (12) month period of a Calendar Year is included within the Term of this Lease, Tenant's OMC shall be prorated on a per diem basis for such partial Calendar Year. Landlord, at Tenant's request, shall make available the back-up data that supports the OMC calculations, available to Tenant in Chester County within thirty (30) days of Tenant's written notice of its estimate of the amounts of Tenant's OMC payable for the ensuing calendar year.

                    (B)    Tenant's Electric Charge.  For all Demised Premises
                           ------------------------
located in Phases II or III of the Complex (which are separately metered by Philadelphia Electric Company), Tenant shall be billed by and shall timely pay PECO for all electricity used by Tenant in the Demised Premises. For all Demised Premises located in Phase I of the Complex (which are submetered by Landlord), Tenant shall be billed by and shall promptly pay Landlord for all electricity used by Tenant in the Demised Premises. Adjustments shall be made, as and when necessary, according to the procedures set forth in Section (C) below, except that such adjustments shall be made on a quarterly basis.

                    (C)    Excesses/Deficiencies.  Within one hundred twenty
                           ---------------------
(120) days after the close of each calendar year (or quarterly, for Tenant's Electric Charges, as the case may be) or as soon after such one hundred twenty
(120) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustments to be made to the Tenant's OMC (or Tenant's electric charges) pursuant to Subparagraph 5(b)(i)(A) and (B). If on the basis of such statement(s) Tenant owes sums less than the payments for such calendar year )(or quarter-year, as the case may be) previously made by Tenant on account of Tenant's OMC or Tenant's Electric Charge, Landlord shall credit such excess to Tenant. If on the basis of such statement Tenant owes sums more than the estimated payments for such calendar year (or quarter-year) previously made by Tenant on account of Tenant's OMC or Tenant's Electric Charge, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement.

          c.   OTHER CHARGES DUE AS RENT. Tenant shall pay as additional rent
               -------------------------
any and all sums of money or charges (other than Base Rent) required to be paid by Tenant under this Lease, whether or not the same be designated "additional rent". This shall include all charges for any miscellaneous services, goods or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease. Tenant shall also pay as additional rent any and all sums which may become due by reason of the failure of Tenant to comply with each and every covenant, term or condition of this Lease, and any and all damages; costs and expenses which Landlord may suffer or incur by reason of any default by Tenant or failure on Tenant's part to comply with the terms, covenants and conditions of this Lease and with any obligation under the law. If such amounts or charges are not paid when due, they shall, nevertheless, be collectible as additional rent with any installment of rent thereafter falling due. For the purposes of this Lease, all Base Rent plus all additional rent are sometimes hereinafter referred to collectively as "Rent".

          d.   LATE CHARGE.  Landlord may charge a late charge of five percent
               -----------
(5%) of any amounts owed to Landlord pursuant to this Lease which are not paid within ten (10) days of the date when such payment is due. Such late charge is designed to compensate Landlord for expenses incurred in handling such delinquencies, and is not to be deemed a penalty. Landlord's failure to impose such a late charge in any particular case shall not be deemed a waiver of Landlord's right to do so in any future case.

          e.   DEFAULT RATE.  In addition to the late charge, until the
               ------------
delinquency is paid in full, Tenant shall pay interest at the rate of 15% per annum (the "Default Rate") on all payments of Base Rent or additional rent which are delinquent for more than ten (10) days, or at such other maximum allowable interest rate should the aforesaid Default Rate violate any applicable laws or regulations. If Landlord imposes a late charge on any amounts owed to Landlord pursuant to Subparagraph 5(d), such delinquent amounts shall not begin to accrue interest at the Default Rate until they are delinquent for more than five (5) days. Landlord's failure to impose such an interest charge in any particular case shall not be deemed a waiver of Landlord's right to do so in any future case.

          f.   ACCOUNTING.  For the purposes of this Paragraph 5 and elsewhere
               ----------
as relevant, Landlord shall use any generally accepted accounting practices or methods it chooses, so long as consistently applied, and Landlord shall have the right, at Landlord's option, to choose either a cash or accrual method of accounting.

          g.   SURVIVAL OF OBLIGATION.  The obligation to make any payments
               ----------------------
pursuant to this Paragraph 5 shall survive the expiration of the Term or other termination of this Lease. In applying the provisions of this Paragraph 5 to the final year of the Term of this Lease, an appropriate adjustment shall be made so that allowance is made for any part of such final year which is subsequent to the termination of this Lease and Tenant agrees to pay such prorated additional rent on demand even though the Term may have expired before the demand is made.

     6.   [Intentionally Omitted].

     7.   SERVICES.  Provided that Tenant has not committed an Event of Default
          --------
hereunder, Landlord will provide the services listed in EXHIBIT "A" attached hereto and made a part hereof.

     8.   CARE OF DEMISED PREMISES.    Tenant agrees:
          ------------------------

          a. To, prior to the Commencement Date, apply for and secure, at Tenant's sole cost and expense, any and all licenses, permits and approvals, of any nature whatsoever as may be required by any governmental body, agency or authority for the operation and maintenance of the Permitted Use at the Demised Premises (excepting the Township Use and Occupancy Permit, State Labor & Industry Certificate of Occupancy and construction building permits, if any), and shall secure, maintain and comply with all such licenses, permits and approvals at all times during the Term of this Lease, including any Renewal Term.

          b. To comply with any and all requirements of any public authority; and with the terms of any State or Federal statute or local ordinance or regulation or other legal requirements applicable to Tenant or its use of the Demised Premises, including any equipment installed by Tenant.

          c. To give Landlord access to the Demised Premises at all reasonable times, without charge or deduction of rent, to enable Landlord to examine same and to make such repairs, additions and alterations as Landlord may deem advisable.

          d. To keep the Demised Premises in good order and condition, replace all broken glass with glass of the same quality as that broken, save only glass broken by fire and extended coverage type risk, and commit no waste on the Demised Premises. Tenant shall provide Landlord with prompt written notice (e.g. within 48 hours) of any (a) accident or breakage or defects in the window glass, wires, plumbing or heating, ventilating or cooling apparatus, or other systems or apparatus, walls or ceiling tiles, (b) fire or other casualty, or (c) theft.

          e. That all improvements attached to the Demised Premises become the property of the Building and may not be removed without approval of Landlord, which approval shall be at Landlord's sole discretion, except computer network and telephone wiring equipment.

          f. To, upon the termination of this Lease in any manner whatsoever, remove Tenant's property and those of any other person claiming by, through or under Tenant, and quit and deliver the Demised Premises to Landlord peaceably and quietly in as good order and condition as the same are now in or hereafter may be put in by Landlord or Tenant, reasonable use and wear thereof alone excepted. Property not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient with reasonable cost of such disposal and repairs and/or restoration caused or necessitated by such removal, to be billed to Tenant.

          g. Not to overload, damage or deface the Demised Premises or any other part of the Building or any of its systems or equipment, or do any act which may make void or voidable any insurance on the Demised Premises or the Building or which may render an increased or extra premium payable for insurance.

          h. Not to install or operate in the Demised Premises any electrically operated equipment which requires electrical power in excess of the Building Standard set forth on Exhibit "A", without first obtaining the prior written consent of Landlord, which consent shall be at the sole discretion of Landlord and which consent may be conditioned upon the payment by Tenant of additional rent as compensation for such excess consumption of electricity and/or water as may be occasioned by the use of such equipment or machinery.

          i. Not to install any equipment of any kind or nature whatsoever which may by itself or in combination with other equipment already in the Demised Premises affect or necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or electrical system of the Demised Premises without the prior written consent of Landlord, which consent shall be at the sole discretion of Landlord and which consent may be conditioned upon the payment by Tenant of specific installation costs and/or special monthly charges. Landlord may condition its consent for the installation of equipment which may cause the usage of excess electricity or water upon the agreement of Tenant to the installation of utility meters, at Tenant's sole cost and expense, whereby Landlord may determine the additional charges to be paid by Tenant with regard thereto.

          j. To observe the Building Rules and Regulations described in EXHIBIT "B", which are incorporated into this Lease by this reference, and which may be modified by Landlord from time to time after receiving notice of such modifications from Landlord.

          k. Not use or occupy, or suffer or permit the use or occupancy of, the Demised Premises or any part thereof in any manner or by anything, which in any way, in the sole judgement of Landlord, could impair the appearance, character or reputation of the Building or cause the discharge of objectionable fumes, vapors or odors into the Building or the mechanical facilities thereof or impair the appearance, character or reputation of the Building or tend to impair or interfere with the use of any of the other areas of the Building or result in discomfort or annoyance or inconvenience to Landlord or any other tenants or occupants of the Building, or increase the risk of fire or other casualty to the Demised Premises or to the Building.

          l. To, if Tenant is an entity such as a partnership or corporation, maintain its existence in good standing in the Commonwealth of Pennsylvania throughout the Term of this Lease.

     9.   ASSIGNMENT AND SUBLETTING.
          -------------------------

          a.   General Restriction.  Tenant shall not mortgage, pledge or
               -------------------
encumber this Lease, nor assign or sublet this Lease or underlet the Demised Premises or any part thereof, or permit any other person or entity to occupy the Demised Premises or any part thereof, without on each occasion first obtaining the written consent thereto of Landlord. An assignment within the meaning of this Lease is intended to comprehend not only the voluntary action of Tenant, but also any levy or sale on execution or other legal process against Tenant's goods or other property, or the leasehold, and every assignment of assets for the benefit of creditors, and the filing of any petition or order of any adjudication in bankruptcy or under any insolvency, reorganization or other voluntary or compulsory procedure, and the calling of a meeting of creditors, and the filing by or against Tenant of any petition or notice for a composition with creditors, and any assignment by operation of law. For purposes of the foregoing, a transfer by any person or persons controlling the Tenant on the date hereof of such control to a person or persons not controlling the Tenant on the date hereof shall be deemed to be an assignment of this Lease.

          b.   Landlord's Rights.  If Tenant proposes to assign this Lease or
               -----------------
sublet all or any portion of the Demised Premises, Tenant shall, prior to the proposed effective date thereof (the "Effective Date"), deliver to Landlord a copy of the proposed agreement and all ancillary agreements with the proposed assignee or subtenant, as applicable. Landlord shall then have all the following rights, any of which Landlord may exercise by written notice to Tenant given within thirty
(30) days after Landlord receives the foregoing documents:

               (i) with respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the scheduled expiration date of the Term (the "Expiration Date");

               (ii) with respect to a proposed subletting of the entire Demised Premises, the right to terminate this Lease on the Effective Date as if it were the Expiration Date;

               (iii) with respect to a proposed subletting of less than the entire Demised Premises, the right to terminate this Lease as to the portion of the Demised Premises affected by such subletting on the Effective Date, as if it were the Expiration Date, in which case Tenant shall promptly execute and deliver to Landlord an appropriate modification of this Lease in form satisfactory to Landlord in all respects; or

               (iv) Landlord may consent to the proposed assignment or sublease on such terms and conditions as Landlord may reasonably require, including, without limitation, as to any assignment, the execution and delivery to Landlord by the assignee of an assumption of liability agreement in form satisfactory to Landlord, including an assumption by the assignee of all of the obligations of Tenant and the assignee's ratification of an agreement to be bound by all of the provisions of this Lease, including the warrants of attorney to confess judgment in assumpsit and in ejectment; or, in the case of a sublease, the execution and delivery by the subtenant of a written agreement with Landlord, in such form and with such term, covenants and conditions as may be required by Landlord; or

               (v) Landlord may withhold its consent to the proposed assignment or sublease; provided, however, that if Landlord declines to exercise
                        --------  -------
one of the options set forth in items (i) through (iii) above, Landlord will not unreasonably withhold its consent so long as (A) the identity and reputation of the proposed assignee or subtenant, and the proposed use of the Leased Premises, are reasonably acceptable to Landlord; (B) Tenant is not in default under this Lease at the time of such proposed assignment or sublease; (C) the financial strength of the proposed assignee or subtenant is, in Landlord's reasonable discretion, at least equal to the financial strength of Tenant as of the date of this Lease; and (D) the balance of the Term (or any exercised Renewal Term, if any) is at least one year.

               (vi) In the event that Landlord does consent to the assignment or subletting, Tenant shall have thirty (30) days from receipt of Landlord's notice thereof to enter into the proposed assignment or sublease with the prospective assignee or subtenant described in Tenant's notice to Landlord. If such assignment or sublease has not been executed within such time period and with such identified assignee or subtenant, the consent given by Landlord shall be considered to have been withdrawn.

               (vii) If, pursuant to the exercise of the Landlord's option in 9(b)(iii) above, this Lease terminates as to only a portion of the Demised Premises, the Base Rent and additional rent shall be adjusted in proportion to the portion of the Demised Premises affected by such termination, as determined by Landlord.

               (viii) If Landlord exercises any of its options under section 9(b)(i), (ii), or (iii), Landlord may then lease the Demised Premises or any portion thereof to Tenant's proposed assignee or subtenant, as the case may be, without liability whatsoever to Tenant.

               (ix) In the event of a transfer by any person or persons controlling the Tenant on the date hereof of such control to a person or persons not controlling the Tenant on the date hereof, such transfer shall be deemed an assignment for purposes of this Lease if and only if such transfer results in a change of the control group of the Tenant and a negative change in the financial condition of the Tenant.

          c.   No Release of Liability. Future Compliance.  No assignment or
               ------------------------------------------
sublease, whether with or without the Landlord's consent, shall in any way relieve or release the Tenant from liability for the performance of all terms, covenants and conditions of this Lease. Consent to one assignment or subletting shall not be deemed consent to any other assignment or sublease. In the event of a default by any assignee or subtenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against any such assignee, subtenant, or successor. Landlord may consent to any subsequent assignments or sublets and/or may execute amendments or modifications to this Lease with assignees or successors of Tenant, without notifying Tenant, and without its consent thereto. Such action shall not relieve Tenant of liability under this Lease.

          d.   Proceeds.  The Landlord shall be entitled to and the Tenant shall
               --------
promptly remit and hereby assigns to the Landlord, any profit Tenant receives from an assignee or subtenant as a result of an assignment or sublease of the Demised Premises.

          e.   Unauthorized Assignments/Subleases. In addition to, and not in
               ----------------------------------
lieu of, any other rights and remedies available to Landlord therefor, Landlord shall have the right to terminate this Lease if Tenant seeks to assign, sublet or underlet the Demised Premises without first obtaining Landlord's written consent. In the event that Landlord exercises said right to terminate, said termination shall become effective on the date set forth in Landlord's written notice.

          f.   Exclusive Broker. Tenant agrees, in the event that (i) all or any
               ----------------
part of the Demised Premises are to be sublet by Tenant, or (ii) this Lease is to be assigned by Tenant, that a broker selected by Tenant shall (aa) have the exclusive right to act as agent of the Tenant in any such subletting or assignment, and (bb) be entitled to collect from Tenant the customary commissions for such services; provided,
                                                                 --------
however, that in no such event shall Landlord be liable for the payment of any
-------
such commissions.

          g. Delivery of Agreement. No assignment or sublease shall be valid and no assignee or subtenant shall take possession of the space assigned or subleased until a certified true and correct executed counterpart of agreement of sublease or assignment has been delivered to Landlord;

          h.   No Further Rights.  No assignee or subtenant shall have a right
               -----------------
further to assign or sublet nor exercise any of Tenant's rights set forth in Paragraph 9 hereof; and

          i.   No Waiver.  Receipt by Landlord of rent from any assignee,
               ---------
sublessee or occupant of the Demised Premises shall not be deemed a waiver of the covenant in this Lease contained against assignments or sublettings, or a release of Tenant under this Lease or any provision hereof.

     10.  FIRE OR OTHER CASUALTY.
          ----------------------

          a.   GENERAL.  Subject to the provisions of this Paragraph 10, if the
               -------
Demised Premises are damaged by fire or other casualty, the damaged areas shall be repaired by and at the expense of Landlord to at least substantially as good a condition as that which existed immediately prior to such damage, it being understood that under no circumstance shall Landlord be liable or responsible for or under any obligation to repair any alterations or improvements made or installed on the Demised Premises by Tenant, and in no event shall Landlord be obligated to repair or restore any part of the Demised Premises to a condition in excess of that which existed prior to such fire or other casualty. Rent until such repairs are completed shall be apportioned from the date of such fire or other casualty according to the part of the Demised Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage. Landlord's obligation to repair as aforesaid is subject to items defined as force majeure in Paragraph 27(a), as well as other events beyond Landlord's control, including without limitation, the failure of any mortgagee of release insurance proceeds to Landlord sufficient to pay the costs of any such repairs. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges notice that (i) Landlord shall not obtain insurance of any kind on Tenant's furniture, furnishings, equipment or fixtures, alterations, improvements and additions, and (ii) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense.

          b.   RECONSTRUCTION.  If, in the sole opinion of Landlord, (i)
               --------------
insurance proceeds are unavailable to Landlord in sufficient amount to fully reconstruct the Demised Premises; (ii) Landlord's mortgagee or any underlying lessor objects to the rebuilding of the Demised Premises or the use of the proceeds for the rebuilding thereof; (iii) there exists any legal or administrative impediment to the rebuilding of the Demised Premises (e.g., a change in the applicable building codes, etc.); or (iv) Landlord, in its sole discretion, determines that it shall be uneconomical to rebuild the Demised Premises, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after such occurrence, to elect not to rebuild the Demised Premises and, in such event, this Lease, the Term and the tenancy hereby created shall cease as of the date of such occurrence, the rent to be adjusted as of such date.

     11.  LIABILITY.
          ---------

          a.   DAMAGE IN GENERAL.  Neither Landlord nor Landlord's agents,
               -----------------
servants, or employees shall be liable for, and Tenant hereby releases and relieves Landlord and Landlord's agents, servants, and employees from, any and all liability in connection with any and all damage to or loss of property, loss or interruption of business occurring to Tenant, subtenants, invitees or any other person in or about or arising out of (i) Landlord's negligence or misconduct, and/or (ii) the Demised Premises from, without limitation, (A) any fire, other casualty, accident, occurrence or condition in or upon the Demised Premises or the Building; (B) any defect in or failure of: (1) plumbing, sprinkling, electrical, HVAC systems, or any other equipment or systems of the Demised Premises or the Building, and (2) the stairways, railings or walkways of the Building; (C) any steam, fuel, oil, water, rain or snow that may leak into, issue or flow from any part of the Demised Premises or the Building or Property from the drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (D) the breaking or disrepair of any installations, equipment and other systems; (E) the falling of any fixture or wall or ceiling materials; (F) broken glass; (G) latent or patent defects; (H) the exercise of any rights by Landlord under the terms and conditions of this lease; (1) any acts or omissions of the other tenants or occupants of the Building or of nearby buildings; (J) any acts or omissions of other persons; or (K) theft, Acts of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Demised Premises.

          b.   INDEMNITY.  Tenant shall defend, indemnify and hold harmless and
               ---------
defend Landlord from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority arising out of or in any way connected with, and Landlord shall not be liable to Tenant on account of: (1) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (2) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (3) any accident, death or personal and bodily injury, damage to, loss or theft of property, which shall occur in or about the Demised Premises.

     12.  INSURANCE.
          ---------

          a.   INSURANCE REQUIREMENTS. During the Term and any extension
               ----------------------
thereof, Tenant shall obtain and maintain and promptly pay all premiums for the following types of insurance in the amounts specified and in the form heretofore provided:

        (i)      LIABILITY AND PROPERTY DAMAGE. General Public Liability
                 -----------------------------
Insurance on an occurrence basis covering the Demised Premises and Tenant's use thereof against claims for bodily or personal injury or death, and property damage occurring upon, in or about the Demised Premises, such insurance to afford protection to the limit of not less than $1,000,000 combined single limit in respect of injury or death to any number of persons arising out of any one occurrence. The insurance coverage required under this Paragraph shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Paragraph 11.

        (ii)     TENANT'S PROPERTY. Insurance covering all trade fixtures,
                 -----------------
merchandise and personal property from time to time in, on or upon the Demised Premises. All such insurance coverage shall be in amounts not less than one hundred percent (100%) of the full replacement cost from time to time during the Term, providing protection against perils included within the standard state form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. All other policy proceeds from insurance coverage carried by Tenant pursuant to this Subparagraph shall be held in trust by Tenant's insurance company for the repair, reconstruction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Paragraph 10.

        (iii)    WORKERS' COMPENSATION AND EMPLOYER'S LIABILITY. Workers'
                 ----------------------------------------------
Compensation and Employer's Liability insurance affording statutory coverage and containing statutory limits.

     b. ADDITIONAL REQUIREMENTS. All policies of insurance provided for in this
        -----------------------
Paragraph 12 shall be issued in form and by insurance companies with a financial size acceptable to Landlord and qualified to do business in the state in which the Building is located. Each and every such policy:

        (i) except for Worker's Compensation, Employer's Liability and Tenant's Contents insurance, shall name Landlord and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant as additional insureds;

        (ii) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest;

        (iii) shall (or a certificate thereof shall) be delivered to each of Landlord and any such other parties in interest within ten (10) days after delivery of possession of the Demised Premises to Tenant and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

        (iv) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

               (v) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

          c.   BLANKET INSURANCE. Any insurance provided for in this Paragraph
               -----------------
may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds; provided, however, that:
                                                    --------  -------

               (i) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;

               (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;

               (iii) any such policy or policies (except any covering the risks referred to in Paragraph 12(a) (i)) shall specify therein (or Tenant shall furnish Landlord with a written statement from the insurers under such policy specifying) the amount of the total insurance allocated to Tenant's improvements and property more specifically detailed in Paragraph 12 (a) (ii); and

               (iv) the requirements set forth in this Paragraph are otherwise satisfied.

          d.   INSPECTION OF POLICIES. Tenant agrees to permit Landlord at all
               ----------------------
reasonable times to inspect the policies of insurance of Tenant with respect to the Demised Premises for which policies or copies thereof are not delivered to Landlord.

          e.   WAIVER. Tenant and Landlord hereby release each other from any
               ------
and all liability or responsibility to the other, even if such loss shall be brought about by the fault or negligence of the other party for all claims or anyone claiming by, through or under it or them, by way of subrogation or otherwise, for any loss or damage to property which is coverable by insurance, whether or not such insurance is maintained by the releasing party or the releasing party self-insures perils covered thereby; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain or is obtainable with a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder.

     13.  EMINENT DOMAIN.
          --------------

          a.   TOTAL OR PARTIAL TAKING. If the whole of the Demised Premises
               ------------------------
shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then, in such event, the Term shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The Rent shall be adjusted as of the time of such termination and any Rent paid for the period thereafter shall be refunded. If a portion only of the Demised Premises or a portion of the Building containing same shall so be taken (even though the Demised Premises may not have been affected by the taking of some other portion of the Building containing same), Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken and thereafter the Rent shall be reduced proportionate to the portion of the Demised Premises taken. If the portion taken renders the Demised Premises untenantable, in the reasonable judgment of Tenant and Landlord, then Tenant may terminate the Lease by providing Landlord with written notice thereof within thirty (30) days of receipt of notice of the existence and extent of the taking; whereupon the termination shall take effect on the date when possession is taken thereunder pursuant to such proceeding or purchase. Should Tenant fail to timely provide such notice, then this Lease shall remain in full force and effect, notwithstanding the taking.

          b.   AWARD. In the event of any total or partial taking of the Demised
               -----
Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in a completely separate proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade, fixtures, equipment and moving expenses, provided that such award in no way diminishes or adversely affects Landlord's award.

          c.   UNSAFE CONDITIONS. If the Demised Premises or the Building are
               -----------------
declared unsafe by any duly constituted authority having the power to make such determination, or are the subject of a violation notice or notices requiring work, Landlord, at its option, may do the required work or may terminate this Lease and in the latter event, Tenant shall immediately surrender the Demised Premises to Landlord, whereupon this Lease shall terminate and the Rent shall be apportioned as of the date of such termination.

     14.  DEFAULT AND REMEDIES.

          a.   EVENTS OF DEFAULT. The occurrence of any of the following shall
               -----------------
constitute material breach of this Lease by Tenant and an event of default:

               (i) the failure of Tenant to accept possession of the Demised Premises within fifteen (15) days after written notice to Tenant that the same are substantially completed;

               (ii) the vacation or abandonment of the Demised Premises by Tenant, or the removal of Tenant's assets other than in the usual and normal course of business;

               (iii) a failure by Tenant to pay, when due, any installment of Base Rent;

               (iv) a failure by Tenant to pay, when due, any installment of additional rent hereunder, or any such other sum herein required to be paid by Tenant;

               (v) a failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof to Tenant; provided, however, that if the nature of the default is such that the same
--------  -------
cannot reasonably be cured within such ten (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion, but in no event for longer than thirty (30) days after written notice to Tenant;

               (vi) any representation or warranty made by Tenant hereunder is or becomes materially false or inaccurate; and

               (vii) a default by Tenant or any parent, subsidiary or other affiliate of Tenant under any other lease(s) any of them may have with Landlord;

               (viii) the filing of a petition by or against Tenant for relief as a bankruptcy or insolvency or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or insolvency law of a receiver or trustee of any part of Tenant's property; or, an assignment by Tenant for the benefit of creditors; or, the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business; provided,
                                                                --------
however, that if any such action is commenced against Tenant the same shall not
-------
constitute a default if Tenant causes the same to be dismissed or discharged within sixty (60) days after the filing of same.

          b.   REMEDIES OF LANDLORD.
               --------------------

               (i) Upon the occurrence of any event of default set forth in Subparagraph 14(a) or elsewhere in this Lease Landlord, at its option, may take all or any of the following actions:

                    (A) With or without terminating the Lease, accelerate the whole or any part of the Rent for the entire unexpired balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any Rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as Rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent and other charges, payments, costs and expenses were on that date payable in advance. Such sum is hereinafter referred to as the

"Accelerated Rent". For the purpose of calculating all items of the additional rent component of the Accelerated Rent, Landlord may make a determination based upon such sums for the full year immediately prior to the event of default, or otherwise in Landlord's reasonable judgement; or Landlord shall have the right to insist upon and obtain specific performance of any and all terms of this Lease Agreement; and/or

               (B) Landlord may, at any time after the occurrence of any event of default, whether or not this Lease has been terminated, re-enter and repossess the Demised Premises and any part thereof with or without process of law, provided no undue force shall be used, and shall have the option, but not the obligation (either in its own name, as agent for Tenant if this Lease has not been terminated, or for its own behalf if this Lease has been terminated), to relet all or any part of the Demised Premises; provided that Landlord shall
                                                  --------
not be required to accept any tenant proposed by Tenant or observe any instruction given by Tenant about such reletting. The failure of Landlord to relet the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Demised Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such election by Landlord is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach and default. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Demised Premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of Tenant shall be credited against the balance of the Rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when Rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant, if any; and/or

               (C) Landlord shall have the right to insist upon and obtain specific performance of any and all terms of this Lease.

          (ii) On the occurrence of any event of default as set forth in subparagraph 14 a. and as described therein, Landlord may elect to terminate this Lease, in which event Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be no less than five (5) days after the date of such notice, without any right on the part of Tenant thereafter to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liabilities under this Paragraph 14) as if the date fixed in such notice were the date herein stated for expiration of the Term. Thereupon, Tenant shall immediately quit and surrender to Landlord the Demised Premises by summary proceedings, detainer, ejectment or otherwise and remove itself and all other occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the Demised Premises shall be relet, all of which shall survive such expiration or termination; and/or

          (iii) Tenant hereby expressly authorizes and empowers (which power is coupled with an interest) Landlord, upon the occurrence of an event of default, to exercise the remedy of self-help and to enter upon the Demised Premises, distrain (pursuant to this contract) upon and remove therefrom all inventory, equipment, machinery, trade fixtures and personal property of whatsoever kind or nature, whether owned by Tenant or by others, and to proceed without judicial decree, writ of execution or assistance or involvement of constables or Landlord and Tenant officers, to conduct a private sale, by auction or sealed bid without restriction. Tenant hereby waives the benefit of all laws, whether now in force or hereafter enacted, exempting any personal property on the Demised Premises from sale or levy, whether execution thereon is had by order of any court or assistance or involvement of constables or Landlord and Tenant officer, or through self-help, private sale hereinabove authorized; and/or

          (iv) Landlord shall have the right of injunction, in the event of a breach or default or threat thereof by Tenant of any of the agreements, conditions, covenants or terms hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.

               (A) Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any of Tenant's property on the Demised Premises or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease. Tenant further waives the right of inquisition and appraisement on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorize the Prothonotary to enter a Writ of Execution or other process upon Tenant's voluntary condemnation, and further agrees that said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the Term or any extension thereof or on sooner termination thereof, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three (3) months notice and/or the fifteen (15) or thirty (30) days notice required by the Act of April 5, 1957, No. 20, and agrees that five (5) days notice shall be sufficient in either or any such case. The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease hereinabove provided for may be exercised by any assignee of Landlord's right, title and interest in this Lease, in such assignee's own name, notwithstanding the fact that any or all assignments of said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

          (B) If there is an event of default, Tenant hereby empowers any prothonotary or attorney of any court of record within the United States or elsewhere to appear for Tenant in any and all actions which may be brought for Rent and to sign for Tenant an agreement for entering into any competent court an amicable action or actions, for the recovery or Rent and, in such suits or in such amicable action or actions, to confess judgment against tenant for all or any part of such Rent including, at Landlord's option, the Rent for the entire unexpired balance of the Term, computed as aforesaid, and any other charges, payments, costs and expenses reserved as Rent or agreed to be paid by Tenant, and for interest and costs together with an attorney's commission of five percent (5%) thereof. Tenant hereby waives all errors, defects and imperfections in entering any such judgments or in any writs, or process, or proceedings therein or thereto or in any wise concerning same, and for the confession and entry of such judgments, this Lease or a true and correct copy thereof shall be sufficient warrant and authority. The foregoing authority and power of attorney shall not be exhausted by any one exercise thereof, but judgment may be confessed as aforesaid from time to time and as often as there is an event of default hereunder or any of the Rent shall fall due or be in arrears, and such authority and power may be exercised during the Term or any extension thereof, as well as after the expiration or other termination of this Lease.

          (C) When this Lease shall be determined broken by condition, either during the Term or any extension thereof, and also when and as soon as the Term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in any competent court an amicable action and to confess judgment in ejectment against tenant and all persons or entities claiming under Tenant for the recovery by Landlord of possession of the Demised Premises, for which this Lease shall be sufficient warrant; whereupon, if Landlord so desires, a writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that, if for any reason after such action shall have been commenced the same shall be determined and the possession of the Demised Premises shall remain in or be restored to Tenant, Landlord shall have the right, upon any subsequent default or defaults or upon the termination or expiration of this Lease, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the Demised Premises as aforesaid. In any amicable action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth of the copy of such affidavit shall be sufficient evidence) shall be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

          (D) Tenant, for itself and on behalf of any and all persons claiming through or under it (including creditors of all kinds), does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the Term, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

          (E) Neither this Lease nor any rights or privileges hereunder shall be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding. If Landlord shall not be permitted to terminate this Lease because of the provisions of the United States Bankruptcy Code, Tenant or any trustee for it shall, within fifteen (15) days upon request by Landlord to the Bankruptcy Court, assume or reject this Lease unless all defaults hereunder shall have been cured, Landlord shall have been compensated or any monetary loss resulting from such default, and Landlord shall be provided with reasonably adequate assurance of full and timely performance of all provisions, terms and conditions of this Lease on the part of Tenant to be performed. Towards this purpose, Tenant agrees and consents to hereby waive any otherwise applicable stay of proceedings authorized or ordered by any competent court exercising jurisdiction over such proceedings, as such stay would apply to Landlord's exercise of its rights under this Lease.

          (F) The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any act hereof, or the right of the party to thereafter enforce each and every such provisions, right or remedy. No waiver or any breach or default of this Lease shall be held to be a waiver of any other or subsequent breach or default. The receipt by Landlord of Rent at a time when the Rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the Rent due shall not be construed to be other than a payment on account of the Rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the Rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the Term and any extension thereof shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     c.   LANDLORD'S RIGHT TO PERFORM.  Landlord may perform, in whole or in
          ---------------------------
part, any obligation of which Tenant is in default, either prior to or following the maturation of such default into an event of default, and Tenant shall pay on demand as additional rent any reasonable expenditures made pursuant hereto and the amount of any obligations incurred in connection herewith, plus per annum interest at the Default Rate from the date of any such expenditure, and Landlord's performance shall not constitute a cure of such default by Tenant.

     d.       LANDLORD'S EXPENSES.  Tenant shall be responsible for all of
              -------------------
Landlord's costs and expenses, including attorneys' fees, in enforcing any and all provisions of this Lease, as well as all costs and expenses, including attorneys' fees, incurred arising from any default of Tenant under this Lease. All such costs and expenses shall constitute additional rent and shall accrue interest at the Default Rate from the date of such expenditure.

          e.   RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein
               ------------------------------
conferred upon or reserved to Landlord herein or by law is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing by law or in equity or by statute.

          f.   LANDLORD'S DAMAGES.  The damages which Landlord shall be entitled
               ------------------
to recover from Tenant shall be the sum of:

                    (1) All Minimum Annual Rent and additional rent accrued and unpaid as of the termination date; and

                    (2) (i) the costs and expenses incurred by Landlord in recovering possession of the Premises, including removal and storage of Tenant's property, improvements and alterations therefrom, (ii) the costs and expenses of restoring the Premises to the condition in which the same were to have been surrendered by Tenant as of the expiration of the Term, or, in lieu thereof, the costs and expenses of reletting the sale, (iii) the costs of re-letting (exclusive of those covered by the foregoing (ii), including brokerage fees and reasonable counsel fees, and (iv) any special overhead expenses related to the vacancy of the Premises not in excess of ten percent (10%) of the total Fixed Rent otherwise to be paid by Tenant over the remainder of the Term, for each month or part between the date of termination and the re-letting the entire Premises; and

                    (3) All Minimum Annual Rent and additional rent (to the extent that the amount(s) of additional rent has (have) been then determined) otherwise payable by Tenant over the remainder of the Term.

     Less (deducting from the total determined under subparagraphs (1), (2) and
     ----
(3)) all rent and all other additional rent to the extent determinable as aforesaid, (to the extent that like charges would have been payable by Tenant) which Landlord receives from other tenant(s) by reason of the leasing of the Premises or part thereof during or attributable to any period falling within the otherwise remainder of the Term.

               The damage sums payable by Tenant under the preceding provisions of this section shall be payable on demand from time to time as the amounts are determined; and if from Landlord's subsequent receipt of rent as aforesaid from reletting, there by any excess payment(s) by Tenant by reason of the crediting of such rent thereafter received, the excess payment(s) shall be refunded by Landlord to Tenant.

     15.  SUBORDINATION.
          -------------

          a.    GENERALLY. This Lease shall be subject and subordinate at all
                ---------
times to the lien of any mortgages and/or ground leases and/or other encumbrances now or hereafter placed on the Demised Premises, the Building or the Property without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, but Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person. In the event Tenant fails to execute and deliver to Landlord any such instrument(s) within fifteen (15) days from Landlord's request for same, Tenant shall be deemed to have hereby appointed Landlord attorney-in-fact of Tenant, irrevocably, to execute and deliver any such instrument(s) for and in the name of Tenant. Notwithstanding the foregoing, the party secured by any such mortgage, ground lease or encumbrance (the "Secured Party") shall have the right to recognize this Lease and, in the event of any foreclosure sale or other possession by a Secured Party, this Lease shall continue in full force and effect at the option of the Secured Party, and Tenant shall execute, acknowledge and deliver any instrument that has for its purpose and effect a subordination to the lien of this Lease.

          b.   RIGHTS OF MORTGAGEE.  In the event of any act or omission of
               -------------------
Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or otherwise terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right:

               (i) Until it has given written notice of such act or omission to the holder of each such mortgage or ground lease whose name and address shall previously have been furnished to Tenant in writing; and

               (ii) Until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy).

     16.  SURRENDER AND HOLDING OVER.
          --------------------------

          a.   SURRENDER. The Lease shall terminate and Tenant shall deliver up
               ---------
and surrender possession of the Demised Premises on the last day of the Term hereof, and Tenant waives the right to any notice of termination or notice to quit. Tenant covenants that upon the expiration or sooner termination of this Lease, Tenant shall deliver up and surrender possession of the Demised Premises in the same condition in which Tenant has agreed to keep the same during the continuance of the Lease and in accordance with the terms hereof, normal wear and tear excepted.

          b. HOLD OVER. Upon the failure of Tenant to surrender possession of the Demised Premises upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord an amount equal to one hundred fifty percent (150%) of the Rent required to be paid under this Lease immediately prior to the expiration or termination of the Term as applied to any period in which Tenant shall remain in possession after expiration or sooner termination of this Lease. Otherwise, such holding over shall constitute a month-to-month tenancy at sufferance and shall be on the terms and conditions set forth in this Lease as far as applicable. Landlord may, but shall not be required to, and only on written notice to Tenant after the expiration of the Term hereof, elect to treat such holding over as an extension of the Term for an additional period of up to one (1) year (as Landlord shall so elect), to be on the terms and conditions set forth in this Lease and at the rental as specified in this Paragraph 16(b). Tenant shall be responsible for all damages, including consequential, suffered by Landlord as a result of Tenant's holding over.

     17.  LIEN: SECURITY INTEREST.  Landlord waives its lien pursuant to the
          -----------------------
Waiver of Liens, attached hereto as Exhibit "D" and incorporated herein.

     18.  ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written
          ---------------------
request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating (i) the date this Lease was executed and the date it expires; (ii) the date Tenant entered into occupancy of the Demised Premises; (iii) the amount of Rent and the date to which such Rent has been paid; (iv) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or stating otherwise); (v) that this Lease represents the entire agreement between the parties and to this leasing (or stating otherwise); (vi) that all conditions under this Lease to be performed by Landlord have been satisfied (or stating otherwise); (vii) that on the specified date there are no existing defenses or offsets which Tenant has against the enforcement of this Lease by Landlord (or stating otherwise); (viii) that no Rent has been paid in advance; (ix) that any concession or payment given Tenant by Landlord has been fully performed as of the date of such certificate; and (x) any other requested matter affecting this Lease and any statements by Tenant affecting the correctness of the requested statements. It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten
(10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the Security Deposit is as stated in this Lease, and that not more than one month's Rent has been paid in advance.


     19.  INSTALLATIONS AND ALTERATIONS BY TENANT.
          ---------------------------------------

          a. Tenant shall make no alterations, additions (including, for the purpose hereof, wall-to-wall carpeting), or improvements in or to the Demised Premises without Landlord's prior written consent in each instance obtained. Any such alterations, additions or improvements shall (i) be in accordance with complete plans and specifications approved by Landlord (ii) be performed using new materials in a good and workmanlike manner in accordance with sound building practices and in compliance with all applicable laws, (iii) be made only by contractors or mechanics approved by Landlord and who (A) carry general liability and property damage insurance in type and amount acceptable to Landlord and (B) have filed lien bonds, lien waivers or the like in such form as is acceptable to Landlord in Landlord's sole discretion, (iv) be made at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate; (v) be subject to Landlord's construction management charge equal to ten percent (10%) of the total costs of such alterations, additions or improvements; and (vi) become part of the Demised Premises and the property of Landlord. Unless otherwise stated in Landlord's consent, Landlord reserves the right to require such alterations, additions or improvements placed in or upon the Demised Premises by Tenant, or portions thereof, to be removed by Tenant, and to replace previously removed improvements, all at Tenant's expense, prior to the expiration of the Term.

          b. All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant or solely at its expense in the Demised Premises ("Tenant's Removable Property") shall remain the property of Tenant and may be removed by Tenant at any time prior to the expiration of this Lease, provided that Tenant, at its expense, shall repair any damage to the Demised Premises and the Building caused by any such installation or removal.

          c. In no event shall Landlord be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in or to the Demised Premises. Whenever and as often as any mechanic's lien shall have been filed against the Property based upon any act or interest of Tenant or of anyone claiming through Tenant, Tenant shall forthwith take such action by bonding, deposit or payment as will remove or satisfy the lien within thirty (30) days from the filing of such lien. No work which Landlord permits Tenant to perform shall be deemed to be for the immediate use and benefit of Landlord.

          d. In the course of any work being performed by Tenant, including without limitation the "field installation" of any Tenant's Removable Property, Tenant agrees to use labor compatible with that being employed by Landlord for work in or to the Building or other buildings owned by Landlord or its affiliates, and not to employ or permit to use any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building or other properties owned or managed by Landlord or its affiliates.

          e. If Tenant shall make or cause to be made at its own expense any alteration, addition or improvement to the Demised Premises which shall result in an increase in the Taxes, then Tenant shall pay, in addition to the Base Rent and other charges, the entire increase in such Taxes attributable to such alteration, addition or improvement.

          f. Landlord shall have the right at any time to alter, repair or improve any portion of the Demised Premises, the Building or the Property. Landlord and its representatives or any such purpose may enter on or about the Demised Premises, the Building or the Property with all such material and erect scaffolding and all other necessary structures. Tenant waives any claim for any damage or inconvenience which may arise unless caused solely by Landlord's negligence.

     20.   COMPLIANCE WITH LAWS. In its use and occupancy of the Demised
           --------------------
Premises, Tenant shall comply with the requirements of all applicable governmental laws, codes, ordinances, rules and regulations of Boards of Fire Underwriters, rating Boards or the like (or successor agencies).

     21.   ENVIRONMENTAL MATTERS.
           ---------------------

           a.   COMPLIANCE WITH LAW:  RESTRICTED ACTIVITIES.
                -------------------------------------------

                (i) Tenant shall conduct all of its operations at the Property in compliance with all statutes, ordinances, regulations, and orders now existing or hereafter enacted and requirements of common law in any way pertaining to the environment and concerning (A) its operations, (B) construction of any improvements, (C) handling of any materials and substances including but not limited to chemical, pharmaceutical and radioactive materials and substances, (D) discharges and emissions, and (E) storage, treatment, or disposal of any waste at or connected with Tenant's operations at the Property ("Environmental Statutes"). Tenant shall obtain all permits, licenses, and approvals and shall make all notifications as required by Environmental Statutes. Tenant shall at all times comply with the terms and conditions of any and all such permits, licenses, approvals, and notifications. In addition, Tenant shall take similar precautions in connection with materials and substances used in Tenant's operations at the Property which even if not regulated by law or requirements as aforesaid, may or could pose a hazard to the health or safety of the current or future occupants of the Property, or to owners or occupants of property adjacent to or in the vicinity of the Property.

                (ii)  Tenant shall immediately provide to Landlord copies of:

                   (A) applications or other materials submitted to any governmental agency in compliance with Environmental Statutes except for proprietary information which might be contained in such applications or other materials which may be inspected at the Property;

                   (B) any notification submitted to any person pursuant to Environmental Statutes with respect to the existence of a potentially adverse environmental condition on the Property.

                   (C) any permit, license, approval, and amendment or modification thereto granted pursuant to Environmental Statutes;

                   (D) upon Landlord's request at reasonable times and from time to time any record or manifest required to be maintained pursuant to Environmental Statutes; and

                   (E) any notice letters, notice of violation, summons, order, complaint, request for information and any correspondence relating to any of the foregoing received by Tenant pertaining to compliance with Environmental Statutes or in connection with Restricted Activities (as defined in Subparagraph 21(a) (i)) or otherwise pursuant to Environmental Statutes.

     b. SITE CONTAMINATION. Tenant shall not cause contamination of the Property arising from Restricted Activities or by "hazardous substances." "Hazardous Substances" means: (a) any "hazardous substance," "pollutant" or "contaminant" (as defined in Section 101(14) and (33) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986), (CERCLA), 42 U.S.C. 9601 (14) and (33) or 40 C.F.R.
Part 302; (b) any "regulated substance" within the meaning of subtitle I of the Resource Conservation and Recovery Act, 42 U.S.C. 6991-6991i, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986), (c) any substance containing petroleum, as that term is defined in Section 9001(8) of the Resource Conservation and Recovery Act, as amended, 42 U.S. C. 6991(8) or 40 C. F. R. 280. 1; (d) any " hazardous waste " as defined pursuant to the Pennsylvania Solid Waste Management Act, Pa. Stat. Ann. tit. 35, 6018. 101 to .1003 (Purdon Supp. 1987); (e) any other substance which may be the subject of liability pursuant to Sections 316 or 401 of the Pennsylvania Clean Streams Law, Pa. Stat. Ann. tit. 35 691.1 to .1001 (Purdon 1977 and Supp. 1987); (f) any " hazardous substance" as defined pursuant to
Section 103 of the Pennsylvania Hazardous Sites Cleanup Act ("HSCA"), 35 P.S.
(S)6021. 101 et seq.; (g) any "hazardous substance or hazardous waste" as
             -- ---
defined pursuant to the New Jersey Environmental Cleanup Responsibility Act ("ECRA"), N.J. Stat. Ann. 13:IK-6 to -13 (West Supp. 1987); (h) any hazardous waste or solid waste, as those terms are defined in applicable state or local law; (i) words of similar meaning as defined in any federal, state or local laws now in effect or which may be enacted in the future concerning protection of the environment; and (j) any amendments to the laws enumerated in (a) through (i) above. Tenant shall at all times handle hazardous substances and materials and substances used in connection with Restricted Activities in a manner which will not cause an undue risk of contamination of the Property. For purposes of this Paragraph 21, the term "contamination" shall mean the uncontained presence of hazardous substances and materials and substances used in connection with Restricted Activities at the Property or arising from the Property, which may require remediation or result in liability under applicable law.

     c.   INDEMNIFICATION.
          ---------------
  Tenant hereby agrees to indemnify, defend and hold harmless Landlord of, from, and against any and all expense, loss, or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this Paragraph whether direct or indirect, foreseen or unforeseen including (but not limited to) (i) any and all expenses that Landlord may incur in complying with any Environmental Statutes, (ii) any and all costs that Landlord may incur in studying or remedying any contamination, (iii) any and all fines or penalties assessed upon Landlord by reason of failure of Tenant to comply with the provisions of this Paragraph, (iv) any and all loss of value of the Property by reason of such failure to comply, and (v) any and all legal fees and costs incurred by Landlord in connection with any of the foregoing. Landlord hereby agrees to indemnify, defend and hold harmless Tenant of, from, any liability for any expense or clean-up caused by another Tenant or Landlord.

          d.   INSPECTION.  Landlord may, at reasonable times, enter the Demised
               ----------
Premises to conduct inspections, tests, samplings, or other investigations in connection with Tenant's obligations under the provisions of this Paragraph.

          e.   STORAGE TANKS. Tenant shall not install any storage tanks, above
               -------------
or underground, without the prior written approval of Landlord, which approval shall be at Landlord's sole discretion. Tenant shall provide Landlord with all information concerning such proposed installation as Landlord may request.

          f.   REMEDIES.
               --------

               (i) Upon breach by Tenant of any provision of this Paragraph that is not cured by Tenant through its best efforts within a reasonable time, Landlord may at its sole discretion terminate Tenant's tenancy by written notice to Tenant, whereupon Tenant shall immediately vacate and Landlord may immediately reenter the Demised Premises.

               (ii) The parties recognize that no adequate remedy at law may exist for a breach of this Paragraph 21. Accordingly, Landlord may obtain specific performance of any provision of this Paragraph.

               (iii) This Paragraph 21 shall not be construed to limit any remedies which Landlord may have against Tenant at law or equity for a breach of this Paragraph.

          g.   SURVIVAL. The provisions of this Paragraph 21 shall survive the
               --------
expiration or other termination of Tenant's tenancy or of this Lease. No subsequent modification or termination of this Lease by agreement of the parties or otherwise shall be construed to waive or to modify any provision of this Paragraph 21 unless the termination or modification agreement or other document so states in writing.

     22.  TENANT'S REPRESENTATIONS AND WARRANTIES. Tenant represents and
          ---------------------------------------
warrants to Landlord that:

          a. Tenant is a corporation duly formed, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

          b. Neither the execution by Tenant of this Lease nor the performance by Tenant of the terms hereof will conflict with or violate any other agreement or instrument or any writ, order or decree to which Tenant is a party or by which Tenant is bound.

          c. There is no litigation currently pending or threatened against Tenant or any owner, shareholder, partner or affiliate of Tenant which could adversely affect Tenant's ability to perform any of its obligations hereunder.

     23.  QUIET ENJOYMENT. Upon payment by Tenant of Base Rent and all
          ---------------
additional rent and upon the observance and performance by Tenant of all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Demised Premises for the Term of this Lease without hindrance or interruption by Landlord or by any person or persons lawfully claiming or holding by, through or under Landlord, subject, nevertheless, to the terms, covenants, conditions and provisions of this Lease, to all other agreements, conditions, restrictions and encumbrances of record and to all mortgages, installment sale agreements and underlying leases of record to which this Lease is, or shall become subject and subordinate.

     24.  BROKERAGE. Tenant represents and warrants that Tenant has dealt with
          ---------
no broker or agent in connection with the consummation of this Lease other than the "Broker" named on the Term Sheet, and Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, attorneys' fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord pertaining to brokers or agents.

     25.  LANDLORD STATUS. Landlord's obligations hereunder shall be binding
          ---------------
upon Landlord only for a period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of the Landlord in the Building of which the Demised Premises form a part and no other assets for the satisfaction of any claim, remedy or cause of action accruing to Tenant.

     26.  NOTICES. Wherever in this Lease it shall be required or permitted that
          -------
notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be in writing and shall be deemed to have been given or served if sent by Registered or Certified Mail (postage prepaid), or by courier guaranteeing overnight delivery (e.g., Federal Express), or by personal delivery addressed in accordance with the notice addresses specified on the Term Sheet. Each notice not personally delivered shall be deemed to have been given to or served upon the party to which addressed three
(3) days after the date the same is deposited in the United States Registered or Certified Mail (postage prepaid), or the day delivered by said courier or by personal delivery, and either party hereto may change its address to which any notice shall be delivered or sent by giving written notice of such change to the other party hereto in the manner herein provided.

     27.  MISCELLANEOUS PROVISIONS.
          ------------------------

          a.   FORCE MAJEURE. Landlord shall be excused for the period of any
               -------------
delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all strikes and other labor troubles, governmental restrictions and limitations, scarcity, unavailability or delays in obtaining fuel, services, labor or materials, war or other national emergency, civil commotion, accident, defective materials, fire damage or other casualty, adverse weather condition, or floods or other Acts of God.

          b.   COMMON AREAS.  All parking areas, walkways, vertical
               ------------
transportation, stairs, driveways, alleys, public corridors and fire escapes, and other areas, facilities and improvements as may be provided by Landlord from time to time for the general use in common of Tenant and other tenants, which may be extended to their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements, and to change the location or size of or otherwise alter or modify any or all of the aforementioned common areas, facilities, and improvements so long as Landlord continues to provide adequate passageways to the Demised Premises.

          c.   NO RECORDATION. This Lease shall not be filed or recorded in any
               --------------
office of public record. If this Lease is so recorded, Tenant hereby appoints Landlord as Tenant's irrevocable attorney-in-fact for the purpose of executing such documents and performing such acts as are necessary to remove this Lease from any office of public record.

          d.   SUCCESSORS. The respective rights and obligations provided in
               ----------
this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Paragraph 9.

          e.   GOVERNING LAW.  This Lease shall be construed, governed and
               -------------
enforced in accordance with the laws of the state in which the Demised Premises is located.

          f.   SEVERABILITY. If any provisions of this Lease or portions thereof
               ------------
shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease or portions thereof shall in no way be affected or impaired and such remaining provisions or portions thereof shall remain in full force and effect.

          g.   CAPTIONS. Any heading preceding the text of the several
               --------
Paragraphs and Subparagraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

          h.   CERTAIN DEFINITION. As used in this Lease, the word "person"
               ------------------
shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural where appropriate; and words of any gender shall mean and include any other gender.

          i.   EXECUTION. This Lease shall become effective when it has been
               ---------
signed by a duly authorized officer or representative of each of the parties and delivered to the other party.

     j.   JURISDICTION, SERVICE, WAIVER OF JURY TRIAL.  Tenant hereby consents
          -------------------------------------------
to the jurisdiction of the courts of the Commonwealth of Pennsylvania or of the United States Eastern District Court. Tenant hereby waives the requirements of service pursuant to the applicable rules of such court, and consents to accept service by certified mail, return receipt requested, to the address set forth on the Term Sheet, or such other address as Tenant may notify Landlord in accordance with Paragraph 26 hereof. It is mutually agreed that Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other as to any matters arising out of or in any way connected with this Lease.

     k.   [Intentionally Omitted].

     l.   TENANT'S CONTEST.  In the event Tenant contests any figures or charges
          ----------------
of Landlord pursuant to Paragraph 5 or any other provision of this Lease, Tenant shall make such contest within six (6) months of the date of determination of any such figures or charges. Notwithstanding such contest, Tenant shall pay the full amount demanded by Landlord within the time periods stated in this Lease. Following Tenant's notifying Landlord of such contest, Tenant and Landlord shall arbitrate the dispute pursuant to Paragraph 27(o).

     m.   TENANT'S FINANCIAL STATEMENTS. Tenant shall, within ninety (90) days
          -----------------------------
of the end of each fiscal year of Tenant, deliver to Landlord a current balance sheet and statement of profit and loss for the preceding year prepared and certified by an independent certified public accountant in accordance with generally accepted accounting principles consistently applied. Landlord agrees to keep all financial statements of Tenants confidential, other than disclosing same to Landlord's lender or prospective lender, or prospective purchaser.

     n.   ENTIRE AGREEMENT.   This Lease (including the Exhibits and any
          ----------------
Schedules or Riders hereto) contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof 'and supersedes all prior negotiations and proposals (either written or oral). This Lease may not be modified or terminated orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

     o.   ARBITRATION.  For disputes subject to arbitration under subsection
          -----------
(iii) below, such disputes shall be settled by binding arbitration by the American Arbitration Association ("AAA") in accord with its then prevailing Commercial Arbitration Rules, and subject to the following:

          (i)  Selection of Arbitrators.  Within five (5) business days after a
               ------------------------
party has demanded arbitration, the parties shall attempt to agree on one arbitrator who shall be a real estate attorney actively engaged in the practice of law in the Greater Philadelphia area for at least the last ten (10) years. If the parties are unable to agree on one arbitrator then on the fifth business day each party shall select one arbitrator and on or before the tenth business day after demand for arbitration, the two arbitrators shall select a third arbitrator, who shall be designated as the chairperson and who shall meet the qualifications set forth above. All demands for arbitration under this Lease shall be made during the Term of the Lease (as extended or renewed, as the case may be) or within six (6) months thereafter.

          (ii)  Hearing, Award.  The parties hereto and the arbitrators shall
                --------------
use their best efforts to complete the arbitration process in not less than thirty (30) days after the selection of the arbitrator(s). The arbitrators shall have the discretion to order a prehearing exchange of information by the parties including, without limitation, production of requested documents, exchange of summaries of testimony and proposed witnesses, and examination by deposition of parties. The hearing shall be held in Center City, Philadelphia, Pennsylvania, or such other location as mutually acceptable to the parties. In rendering the award, the arbitrators shall determine the rights and obligations of the parties according to the substantive and procedural laws of the Commonwealth of Pennsylvania. The arbitrators shall have the authority to award any remedy or relief that a Court of the Commonwealth of Pennsylvania could order or grant, including, without limitation, specific performance of any obligation created under this Lease or the issuance of an injunction. The arbitrators shall have no power to change the Lease provisions. The parties hereto shall be bound by the decision of the arbitrators and their decision shall be final and binding and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction. The arbitrators shall award the prevailing party reasonable expenses and costs, including reasonable attorney's fees plus interest on any amount due at the Default Rate (as defined in the Lease), from the date payment is due through the date payment is made. Payment shall be made within ten (10) days after the date of the arbitration award.

        (iii)  Subject Disputes.  Only the following disputes are subject to
               ----------------
arbitration:

               (A) any dispute that both parties agree to submit to arbitration, or that the initiating party has submitted for arbitration;

               (B) at Landlord's option, any dispute pertaining to the amount of Additional Rent due under this Lease;

               (C) at Landlord's option, any dispute pertaining to a nonmonetary default, or a misrepresentation, or breach of a non-monetary covenant, by either party, excepting only alleged violations or breaches of
Section 21 of this Lease;

               (D) whether Landlord has reasonably or unreasonably withheld consent, where appropriate;

               (E) whether either party is entitled to terminate this Lease pursuant to Sections 10 or 13; and

               (F) at Landlord's option, upon any dispute in which Tenant threatens to or actually does withhold any payment of any Rent otherwise due Landlord under the Lease, but for the alleged default by Landlord.

     p.   RELOCATION OF TENANT.  Landlord, in its sole expense, on at least
          --------------------
sixty (60) days prior written notice, may require Tenant on the date specified in said notice to move from the Premises to another location of comparable size and decor in the Complex in order to permit Landlord to consolidate the Premises with other space leased or to be leased to another tenant in the Building; and Landlord shall pay (i) all expenses of preparing, decorating and wiring of computers and phones, the new location so that it will be substantially similar to the premises and (ii) the expense of moving Tenant's furniture and equipment to the new location. Thereafter, the term Premises as and when used in this Lease shall be deemed to refer to such new location.

     q.   SUBMISSION OF LEASE TO TENANT.  The submission by Landlord to Tenant
          -----------------------------
of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Demised Premises, shall not constitute a lease or agreement to enter in to a lease (even if such term is less than three (3) years in duration), nor confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof by Landlord to Tenant or Tenant's representative.

     r.   RELATIONSHIP BETWEEN THE PARTIES.  Each and every right, duty,
          --------------------------------
obligation and responsibility herein contained is subject to a duty of good faith and commercial reasonableness by each party in the exercise thereof. Without limiting the generality foregoing, no consent or approval shall be unreasonably withheld, delayed or conditional, and no remedy shall be pursued or exercised in any unreasonable manner.

  28.     [Intentionally Omitted].

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their duly authorized officers or representatives as of the day and year first above written.

                               LANDLORD:

                               FMOB ASSOCIATES a Pennsylvania limited
                               partnership by WEST VALLEY, INC. its general partner

                               BY:__________________________
                                    Jack R. Loew, President

                               TENANT:

                               N2K, INC


                               BY: /s/ Bruce Johnson
                                   -----------------------------------------
                                    Name:  Bruce Johnson
                                         -----------------------------------
                                    Title: SR VICE PRESIDENT
                                           ---------------------------------

                               ATTEST:______________________

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